                                                                    EXHIBIT 25.3

= = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = =

                                    FORM T-1

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                            STATEMENT OF ELIGIBILITY
                   UNDER THE TRUST INDENTURE ACT OF 1939 OF A
                    CORPORATION DESIGNATED TO ACT AS TRUSTEE

                      CHECK IF AN APPLICATION TO DETERMINE
                      ELIGIBILITY OF A TRUSTEE PURSUANT TO
                             SECTION 305(b)(2) [ ]

                           ---------------------------

                              THE BANK OF NEW YORK
               (Exact name of trustee as specified in its charter)

New York                                                     13-5160382
(State of incorporation                                      (I.R.S. employer
if not a U.S. national bank)                                 identification no.)

One Wall Street, New York, N.Y                               10286
(Address of principal executive offices)                     (Zip code)

                           ---------------------------

                                   COX TRUST I
               (Exact name of obligor as specified in its charter)

Delaware                                                     58-6395524
(State or other jurisdiction of                              (I.R.S. employer
incorporation or organization)                               identification no.)

1400 Lake Hearn Drive
Atlanta, Georgia                                             30319
(Address of principal executive offices)                     (Zip code)

                           Trust Preferred Securities
                       (Title of the indenture securities)

 = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = =

1.       GENERAL INFORMATION. FURNISH THE FOLLOWING INFORMATION AS TO THE
         TRUSTEE:

         (a) NAME AND ADDRESS OF EACH EXAMINING OR SUPERVISING AUTHORITY TO WHICH IT IS SUBJECT.

--------------------------------------------------------------------------------
              Name                                      Address
--------------------------------------------------------------------------------
Superintendent of Banks of the State     2 Rector Street, New York, N.Y. 10006,
of New York                              and Albany, N.Y. 12203

Federal Reserve Bank of New York         33 Liberty Plaza, New York, N.Y. 10045

Federal Deposit Insurance Corporation    Washington, D.C. 20429

New York Clearing House Association      New York, New York 10005

         (b)      WHETHER IT IS AUTHORIZED TO EXERCISE CORPORATE TRUST POWERS.

         Yes.

2.       AFFILIATIONS WITH OBLIGOR.

         IF THE OBLIGOR IS AN AFFILIATE OF THE TRUSTEE, DESCRIBE EACH SUCH AFFILIATION.

         None.

16.      LIST OF EXHIBITS.

         EXHIBITS IDENTIFIED IN PARENTHESES BELOW, ON FILE WITH THE COMMISSION, ARE INCORPORATED HEREIN BY REFERENCE AS AN EXHIBIT HERETO, PURSUANT TO RULE 7a-29 UNDER THE TRUST INDENTURE ACT OF 1939 (THE "ACT") AND 17 C.F.R. 229.10(d).

         1. A copy of the Organization Certificate of The Bank of New York (formerly Irving Trust Company) as now in effect, which contains the authority to commence business and a grant of powers to exercise corporate trust powers. (Exhibit 1 to Amendment No. 1 to Form T-1 filed with Registration Statement No. 33-6215, Exhibits 1a and 1b to Form T-1 filed with Registration Statement No. 33-21672 and Exhibit 1 to Form T-1 filed with Registration Statement No. 33-29637.)

         4. A copy of the existing By-laws of the Trustee. (Exhibit 4 to Form T-1 filed with Registration Statement No. 33-31019.)

         6. The consent of the Trustee required by Section 321(b) of the Act. (Exhibit 6 to Form T-1 filed with Registration Statement No. 33-44051.)

         7. A copy of the latest report of condition of the Trustee published pursuant to law or to the requirements of its supervising or examining authority.

                                    SIGNATURE

         Pursuant to the requirements of the Act, the Trustee, The Bank of New York, a corporation organized and existing under the laws of the State of New York, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in The City of New York, and State of New York, on the 4th day of April, 2003.

                                                 THE BANK OF NEW YORK

                                                   By: /S/    MARY LAGUMINA
                                                       -----------------------
                                                       Name:  MARY LAGUMINA
                                                       Title: VICE PRESIDENT

                                                                       EXHIBIT 7

                       Consolidated Report of Condition of

                              THE BANK OF NEW YORK

                    of One Wall Street, New York, N.Y. 10286
                     And Foreign and Domestic Subsidiaries,
a member of the Federal Reserve System, at the close of business December 31, 2002, published in accordance with a call made by the Federal Reserve Bank of this District pursuant to the provisions of the Federal Reserve Act.

                                                               Dollar Amounts
                                                                In Thousands
ASSETS
Cash and balances due from depository
 institutions:
 Noninterest-bearing balances and currency
   and coin............................................        $    4,706,760
 Interest-bearing balances.............................             4,418,381
Securities:
 Held-to-maturity securities...........................               954,049
 Available-for-sale securities.........................            16,118,007
Federal funds sold in domestic offices.................               460,981
Securities purchased under agreements to
 resell................................................               837,242
Loans and lease financing receivables:
 Loans and leases held for sale........................               765,097
 Loans and leases, net of unearned
  income................31,906,960
 LESS: Allowance for loan and
  lease losses.............798,223
 Loans and leases, net of unearned
  income and allowance.................................            31,108,737
Trading Assets.........................................             6,969,387
Premises and fixed assets (including capitalized
 leases)...............................................               823,932
Other real estate owned................................                   660
Investments in unconsolidated subsidiaries and
 associated companies..................................               238,412
Customers' liability to this bank on acceptances
 outstanding...........................................               307,039
Intangible assets......................................
 Goodwill..............................................             2,003,150
 Other intangible assets...............................                74,880
Other assets...........................................             5,161,558
                                                               --------------

Total assets...........................................        $   74,948,272
                                                               ==============

LIABILITIES
Deposits:
 In domestic offices...................................        $   33,108,526
 Noninterest-bearing.........................13,141,240
 Interest-bearing............................19,967,286
 In foreign offices, Edge and Agreement
  subsidiaries, and IBFs...............................            22,650,772
 Noninterest-bearing............................203,426
 Interest-bearing............................22,447,346
Federal funds purchased in domestic
 offices...............................................               513,773
Securities sold under agreements to repurchase.........               334,896
Trading liabilities....................................             2,673,823
Other borrowed money:
 (includes mortgage indebtedness and obligations
 under capitalized leases).............................               644,395
Bank's liability on acceptances executed and
 outstanding...........................................               308,261
Subordinated notes and debentures......................             2,090,000

Other liabilities......................................             5,584,456
                                                               --------------
Total liabilities......................................        $   67,908,902
                                                               ==============
Minority interest in consolidated
 subsidiaries..........................................               519,470

EQUITY CAPITAL
Perpetual preferred stock and related
 surplus...............................................                     0
Common stock...........................................             1,135,284
Surplus................................................             1,056,295
Retained earnings......................................             4,208,213
Accumulated other comprehensive income.................              (120,108)
Other equity capital components........................                     0
                                                               --------------
Total equity capital...................................             6,519,900
                                                               --------------
Total liabilities minority interest and equity
 capital...............................................        $   74,948,272
                                                               ==============

         I, Thomas J. Mastro, Senior Vice President and Comptroller of the above-named bank do hereby declare that this Report of Condition is true and correct to the best of my knowledge and belief.

                                                       Thomas J. Mastro,
                                   Senior Vice President and Comptroller

         We, the undersigned directors, attest to the correctness of this statement of resources and liabilities. We declare that it has been examined by us, and to the best of our knowledge and belief has been prepared in conformance with the instructions and is true and correct.

Thomas A. Renyi        ]
Gerald L. Hassell      ]
Alan R. Griffith       ]                      Directors

                                     - 6 -